Finance income	12 Months Ended
Dec. 31, 2024
Finance income
Finance income

10.Finance income

	2024	2023	2022
	$’000	$'000	$'000

Interest income - bank deposits	18,660	25,008	15,170
Net foreign exchange gain arising from derivative instruments - unrealized	8,147	—	—
Fair value gain on embedded options	6,710	—	—
Fair value gain on interest rate caps	230	163	—
Net foreign exchange gain arising from derivative instruments - realized	—	38	655
	33,747	25,209	15,825